MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
              SUPPLEMENT DATED APRIL 30, 1997 TO THE PROSPECTUS
                           DATED OCTOBER 28, 1996


    The "Management of the Fund - Management and Advisory Arrangements" section should be amended by replacing the seventh full paragraph on page 25 with the following:

R. Elise Baum - Vice President of the Fund - Vice President of the Manager since 1995; employee of the Manager since 1992. Ms. Baum is primarily responsible for investments in North America.


Code # 18187-1096ALL